UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2026

CVRx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40545	41-1983744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9201 West Broadway Avenue, Suite 650

Minneapolis, MN 55445

(Address of principal executive offices) (Zip Code)

(763) 416-2840

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CVRX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2026, Jared Oasheim, the Chief Financial Officer (“CFO”) of CVRx, Inc. (the “Company”), gave notice of his intention to resign from the Company to pursue other professional opportunities. Mr. Oasheim will remain CFO and continue serving as the principal accounting officer until his successor commences in the role and he will remain employed full-time with his current base salary until the later of August 31, 2026 or 30 days after the CFO transition. Subsequently, he will be available as a consultant through February 2027, compensated at an hourly rate of $245 per hour. On June 8, 2026, the Company and Mr. Oasheim entered into an Employment Transition Agreement reflecting the foregoing and, pursuant to which the Company agreed, contingent upon customary conditions and covenants: (i) that Mr. Oasheim would remain eligible for his full 2026 cash incentive payout based on the Company’s actual results even if his employment terminates prior to the date of payment, (ii) to pay Mr. Oasheim a cash payment of $262,000 for his commitment to assisting through the transition and consulting periods, payable in one-half increments on November 30, 2026 and February 28, 2027, (iii) to extend the post-termination exercise period of stock options issued to Mr. Oasheim prior July 2021 to three months following the end of the consulting period, and (iv) to reimburse his legal expenses for review of the transition agreement up to $10,000.

The Company is initiating a search to identify a successor CFO.

A press release announcing the foregoing is attached as Exhibit 99.1 to this Form 8-K, and the Employment Transition Agreement between the Company and Mr. Oasheim is attached as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Employment Transition Agreement between the Company and Jared Oasheim dated June 8, 2026
99.1	Press release of CVRx, Inc., dated June 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVRx, Inc.

Date: June 9, 2026	By:	/s/ Jared Oasheim
Name: Jared Oasheim
Its: Chief Financial Officer